Earnings Call – Q4 2021 February 24, 2022 Exhibit 99.2

2©2022 ViewRay Technologies, Inc. All rights reserved. This presentation has been prepared solely for use at this call and is intended for investors and analysts only. The material is given in conjunction with an oral presentation and should not be taken out of context. Unless the context requires otherwise, references to “ViewRay,” “the company,” “we,” “us” and “our,” refer to ViewRay, Inc. Except for historical information, ViewRay’s written and accompanying oral presentation may contain forward-looking statements, including statements about the overall industry, including but not limited to: our full year 2022 financial guidance; current expectations of the market; growth drivers; future trends; demand for radiation oncology products and features; treatment results; and innovation and growth opportunities. Forward-looking statements also include, but are not limited to, statements about ViewRay’s: future orders; backlog or earnings growth; future financial results; and market acceptance of ViewRay’s existing products, future products, or technology. Words such as “could,” “anticipates,” “expects,” “outlook,” “intends,” “plans,” “believes,” “seeks,” “vision,” “estimates,” “may,” “will,” “future,” “horizon,” “aiming,” “driving,” “target” (or variations of them,) and similar statements, are forward-looking statements. These types of statements express management’s beliefs based on the information available to us as of the date of this presentation, are subject to change, and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, and assumptions that are difficult to predict and could cause ViewRay’s results to differ materially from those presented. These risks, uncertainties, and assumptions include, but are not limited to, changes in: the regulatory environment; global economics; trade compliance requirements, duties or tariffs; third-party reimbursement levels; currency exchange rates; taxation, healthcare law, and product clearance requirements, as well as those related to: the effect of COVID-19 on our business operations and financial condition; adverse publicity about ViewRay and our products; our reliance on sole or limited source suppliers; our ability to commercialize our products successfully; the impact of competitive products and pricing, and all other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which are incorporated into this Forward-Looking Statements disclosure by this reference. We do not assume any obligation to update or revise the forward-looking statements in ViewRay’s written or oral presentation, whether based on future events, new or additional information or otherwise. ViewRay’s written and oral presentation does not constitute an offer to sell, or the solicitation of an offer to buy, securities. The opinions and clinical experiences presented herein are specific to the featured physicians and/or the featured patients and are for information purposes only. Nothing in this material is intended to provide specific medical advice or to take the place of written law or regulations. Individual customer and patient results are illustrative only and are not predictive of future results. The opinions and clinical experiences presented herein are specific to the featured physicians and the featured patients and are for information purposes only. Nothing in this material is intended to provide specific medical advice or to take the place of written law or regulations. ViewRay issued a press release and presentation for today’s call. The presentation can be viewed live on the webcast or downloaded from the “financial events and webinars” portion of our website at www.investors.viewray.com. The call is being broadcast and webcast live, and a replay will be available for 14 days. Listeners are cautioned that comments made by management during this presentation may include forward-looking statements within the meaning of federal securities laws. These statements involve material risks and uncertainties, and actual results could differ from those projected in any forward-looking statement due to numerous factors. For a description of these risks and uncertainties, please see ViewRay's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and its Quarterly Reports on Form 10-Q, as updated periodically with the company's other SEC filings. Furthermore, the content of this conference call contains time-sensitive information accurate only as of today, February 24, 2022. ViewRay undertakes no obligation to revise or otherwise update any statements to reflect events or circumstances after the date of this presentation. Financial Disclosure: UCLA has received research grants from ViewRay, Inc. In addition, Dr. Amar Kishan has received consulting fees and research support, not related to the study presented herein, from ViewRay, Inc. Dr. Kishan also holds low-value stock in ViewRay, Inc. Medical Advice Disclaimer: ViewRay is a medical device manufacturer and cannot and does not recommend specific treatment approaches. Individual results may vary. Forward-Looking Statements & Disclaimer

3©2022 ViewRay Technologies, Inc. All rights reserved. Thousands of patients with clinically reported outcomes. MRIdian Therapy Adoption Journey Systems installed Patients Treated Then 3 Years Ago Now FY 2021 Growth 18k 48 4k 24 350% 100% First in innovation. First in patients. 1 As of December 31, 2021 1

4©2022 ViewRay Technologies, Inc. All rights reserved. What We Achieved FY 2021 financial results FY 2021 FY 2020 Change MRIdian orders 28 17 65% MRIdian backlog $313M $241M 30% Revenue $70M $57M 23%

5©2022 ViewRay Technologies, Inc. All rights reserved. 50% Recent Clinical Data Event Interim MIRAGE data signals superiority “In anticipation of the highly positive result implied by this interim analysis, we have now shifted to routinely offering MRI-guided SBRT at UCLA.” Amar Kishan, MD. Associate Professor and Chief of the Genitourinary Oncology Service UCLA MRIdian® reduced toxicity by ~5 Signal Summary • First and only Phase III randomized, head-to-head trial for CT w/fiducials vs. MRIdian • Closed early and enrollment amended down ~50% • MRIdian reduced 90-day grade 2 GU toxicity by ~50% vs. CT w/fiducials • MRIdian arm 90-day GI grade 2+ toxicity reduce to 0% vs. CT w/ Fiducials arm of 13%

6©2022 ViewRay Technologies, Inc. All rights reserved. What’s next? Clinical data Prostate Pancreas SCIMITAR March 10th @ ACRO Intended to demonstrate the feasibility of treating post-op prostate cancer with five fraction SBRT vs. the standard 6-7 weeks of radiation therapy. SMART Pancreas Mid-year 2022 A prospective trial intended to demonstrate the safety of MRIdian SMART for pancreatic cancer with the aim of extending patient survival. Clinical Data - What’s next? 80 publications currently underway >

Newest Innovations
MRIdian A3i System

- **Workflow efficiency**
  - Increase patient throughput
  - Streamline adaptive workflow
  - Integrate auto-contouring
  - Remote, parallel workflow
- **Clinical utility**
  - Brain treatment package
  - New imaging and planning scans
  - 3D multiplanar tracking and automated beam gating

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*ViewRay stock images and videos

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Financial Results Q4 & FY 2021

9©2022 ViewRay Technologies, Inc. All rights reserved. FY 2021 Change Q4 2021 Change MRIdian orders 28 65% 7 40% MRIdian backlog $313M 30% Revenue $70M 23% $20M 10% Cash usage* $67M (4%) $7M 0% What We Achieved FY & Q4 2021 financial results (*) Excluding proceeds from equity offerings

10©2022 ViewRay Technologies, Inc. All rights reserved. What We Achieved FY & Q4 2021 financial results FY 2021 Change Q4 2021 Change Revenue $70M 23% $20M_ 10% Gross profit $0.3M +$4M ($0.2M) -$0.3M Operating expense $104M 2% $29M_ 16% Cash usage* $67M (4%) $7M_ 0% Cash $218M 39% (*) Excluding proceeds from equity offerings

11©2022 ViewRay Technologies, Inc. All rights reserved. FY 2 02 1 FY 2 02 2 G RO W TH % Revenue $84M - $104M $70M 20% - 48% (*) Excluding proceeds from equity offerings Cash usage $68M - $83M $67M* $1M - $16M Increase 2022 Guidance

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